Income Taxes (Details2) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
INCOME TAXES [Abstract]
Argentina	$ (10,524)	$ (1,722)	$ (4,608)
Paraguay	(13,168)	(3,158)	(3,338)
Uruguay	35,932	11,933	15,218
Panama	(12,719)	(5,641)	2,239
Others	690	(1,176)	(1,950)
Total Income before income taxes and noncontrolling interest	$ 211	$ 236	$ 7,561